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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2006
                                                         ----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      Maryland                           0-51589               04-3693643
      --------                          ---------              ----------
(State or other Jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
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                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
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     On December 4, 2006, New England Bancshares, Inc. (the "Company"), the
holding company for Enfield Federal Savings and Loan Association, issued a press release announcing that the trust that was recently established by the Company to purchase shares in the open market to fund the Company's 2006 Equity Incentive Plan completed its purchase of 78,536 shares of Company common stock at an average price of $12.93 per share. For more information, reference is made to the Company's press release dated December 4, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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(d)   Exhibits

      Number            Description

      99.1              Press Release dated December 4, 2006


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 4, 2006           By:    /s/ Scott D. Nogles
                                         ------------------------------
                                         Scott D. Nogles
                                         Senior Vice President and Chief
                                         Financial Officer